EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K (the “Report”) of AMCON Distributing Company (the “Company”) for the fiscal year ended September 30, 2025, I, Charles J. Schmaderer, Vice President, Chief Financial Officer and Secretary of the Company, have executed this certification for furnishing to the Securities and Exchange Commission. I hereby certify that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: November 7, 2025	/s/ Charles J. Schmaderer
Title: Vice President, Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.